As filed with the Securities and Exchange Commission on July 17, 2009

File No. 333-159997

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1	☒

HARTFORD HLS SERIES FUND II, INC.
(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esq.
The Hartford Financial Services Group, Inc.
Life Law – Mutual Funds Unit
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esq.
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, Massachusetts 02116-5021

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

HARTFORD HLS SERIES FUND II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Notice of Special Meeting of Shareholders

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit

HARTFORD HLS SERIES FUND II, INC.,

On behalf of

Hartford LargeCap Growth HLS Fund

July 16, 2009

Dear Hartford HLS Fund Participant:

You are cordially invited to attend a Special Meeting (“Meeting”) of Hartford HLS Series Fund II, Inc. (the “Company”). The Meeting will take place on September 15, 2009 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders of Hartford LargeCap Growth HLS Fund, a series of the Company (the “Acquired Fund”), will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is: (i) to vote on the proposed Plan of Reorganization (the “Reorganization Plan”) pursuant to which the Acquired Fund will be reorganized into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”), a separate series of the Company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company’s Board of Directors has reviewed and approved the proposal and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

Robert M. Arena, Jr.

President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.	What Proposal are shareholders being asked to consider at the upcoming special meeting?

A. 1.Shareholders of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”), a series of Hartford HLS Series Fund II, Inc. (the “Company”), are being asked to approve a Reorganization Plan (the “Reorganization Plan”) whereby the Acquired Fund will be reorganized into the Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”), a separate series of the Company.

Q. 2.	How will reorganizing the Acquired Fund into the Acquiring Fund benefit the Acquired Fund and its shareholders?

A. 2.The reorganization is expected to benefit the Acquired Fund’s shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide greater opportunities to realize economies of scale and (2) lowering the Acquired Fund’s shareholders’ net expenses.

Q. 3.	Why are shareholders being asked to approve the proposed reorganization into the Acquiring Fund?

A. 3.The Acquired Fund is a series of the Company, an investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect the reorganization.

Q. 4.	What is the Acquiring Fund’s investment goal?

A. 4.The Acquiring Fund’s investment goal is to seek capital appreciation. The Acquiring Fund pursues its goal by investing, under normal circumstances, primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management Company, LLC (“Wellington Management”), the Acquiring Fund’s sub-adviser, believes have superior growth potential, with a focus on mid to large capitalization stocks.

Q. 5.	Who is the adviser and sub-adviser of the Acquiring Fund?

A. 5.The investment adviser of the Acquiring Fund, HL Investment Advisors, LLC (“HL Advisors”), is also the investment adviser of the Acquired Fund. The Acquiring Fund’s sub-adviser is Wellington Management, which is not the same as the Acquired Fund’s sub-adviser, Hartford Investment Management Company.

Q. 6.	Will the reorganization plan result in different expenses for shareholders of the Acquired Fund?

A. 6.Yes, the Acquiring Fund is subject to different expenses than the Acquired Fund. The shareholders of the Acquired Fund will be subject to the Acquiring Fund’s fee schedule. Following completion of the reorganization, it is anticipated that shareholders of the Acquired Fund will incur lower net expenses, and it is anticipated that the Acquired Fund’s shareholders will have greater opportunities to realize cost savings due to the potential for enhanced economies of scale in a fund with a higher level of assets. For a more detailed discussion of fees and expenses, see “Benefits of the Reorganizations for the Acquired Fund’s Shareholders” in the enclosed proxy statement.

Q. 7.	Will the reorganization be considered a taxable event for Federal income tax purposes?

A.7.It is anticipated that the reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transaction contemplated by the Reorganization Plan.

Q. 8.	Has the Board of Directors approved the Reorganization Plan?

A. 8.Yes. The Board of Directors, including a majority of the directors who are not interested persons, has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 9.	How can I vote?
A. 9.	You can vote:
•	By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.
•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.
•	By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement/Prospectus before you vote.

Q. 10.	When should I vote?

A. 10.            Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Broadridge Financial Solutions, Inc., a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 11.	Where can I obtain additional Information about this Proxy Statement/Prospectus?

A. 11.            For information about voting, please call toll free 1-866-450-8469. To obtain additional information about the Proxy Statement/Prospectus or to view a copy of the Proxy Statement/Prospectus, please go to www.proxyweb.com on or after July 27, 2009. You will need your proxy access code, which will be included on your proxy card, in order to view the Proxy Statement/Prospectus online.

To view or obtain a copy of the Hartford HLS Funds 2008 Annual Report:

•	For variable life and annuity owners, please go to www.hartfordinvestor.com Or call: 1-800-862-6668 (if you are an Individual Annuity owner); 1-800-231-5453 (if you are a Variable Life owner).
•	For employer-sponsored retirement programs, please go to retire.hartfordlife.com.
•

Or call: 1-800-528-9009 (if you are the representative or participant of a Hartford-administered 457, 403(b) or 401(a) plan); 1-800-339-4015 (if you are a representative or owner of a Hartford-administered 401(k) plan).

•

Or call: 1-800-800-2000 (if you are a Union-Securities variable life insurance policy owner); 1-800-862-6668 (if you are a Hartford or Union-Securities variable annuity owner or a Union-Securities 403b owner).

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”), a series of Hartford HLS Series Fund II, Inc. (the “Company”), will take place on September 15, 2009 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”), a series the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.	To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR the Proposal listed in this notice. Shareholders of record on July 8, 2009 are entitled to notice of and to vote at the Meeting.

The Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the “Separate Accounts”) and to qualified retirement plans (the “Retirement Plans”). The Separate Accounts hold shares of the Acquired Fund, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Fund in accordance with instructions received from the owners of the variable annuity and life insurance contracts. In addition to the shareholders of the Acquired Fund, this Notice is being delivered to variable annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of July 8, 2009 (the “Record Date”), so that they may instruct the insurance companies how to vote the shares of the Acquired Fund that underlie their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

Edward P. Macdonald

Secretary

July 16, 2009

TABLE OF CONTENTS

Page

INTRODUCTION	1
PROPOSAL	4
SUMMARY	4
The Proposed Reorganization	4
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND ACQUIRING FUND	4
Reasons for the Reorganization	7
Benefits of the Reorganization for the Acquired Fund's Shareholders	8
COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS	8
Operating Expenses	8
Annual Fund Operating Expenses	8
MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND	10
The Investment Adviser and Sub-Adviser	10
Principal Investment Strategies	10
Performance of the Acquired and Acquiring Funds	10
INFORMATION ABOUT THE REORGANIZATION	12
The Reorganization Plan	12
Tax Considerations	13
Expenses of the Reorganization	13
Board Considerations	13
ADDITIONAL INFORMATION ABOUT THE FUNDS	14
Form of Organization	14
Dividends and Other Distributions	14
Disclosure of Fund Holdings	14
Capitalization of the Funds	15
GENERAL INFORMATION	15
Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter	15
Other Business	15
Shareholder Reports	15
Proxy Solicitation	16
Vote Required	16
Shareholder Proposals	16
Beneficial Owners	16
Information About the Funds	16
MORE INFORMATION REGARDING THE FUNDS	18
Investment Advisory Arrangements	18
Purchase and Redemption of HLS Fund Shares	18

TABLE OF CONTENTS

(continued)

Page

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES	19
Class IB Distribution Plan	19
Determination of Net Asset Value	20
Dividends and Distributions	21
Frequent Purchases and Redemptions of Fund Shares	21
Federal Income Taxes	23
Investment Policy Changes	23
FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND	24
INDEX OF APPENDICES	27
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS	B-1
APPENDIX C: BENEFICIAL OWNERS	C-1

PART B: STATEMENT OF ADDITIONAL INFORMATION	Part B-1

PROXY STATEMENT/PROSPECTUS

July 16, 2009

PROXY STATEMENT FOR:

HARTFORD LARGECAP GROWTH HLS FUND (THE “ACQUIRED FUND”)

a series of HARTFORD HLS SERIES FUND II, INC.

P.O. Box 2999

Hartford, Connecticut 06104-2999

(800) 862-6668

PROSPECTUS FOR:

HARTFORD GROWTH OPPORTUNITIES HLS FUND (THE “ACQUIRING FUND”)

a series of HARTFORD HLS SERIES FUND II, INC.

P.O. Box 2999

Hartford, Connecticut 06104-2999

(800) 862-6668

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc. (the “Company”), in connection with the Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held September 15, 2009, at 2:00 p.m., Eastern Time, at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on February 4, 2009, the Board approved the Plan of Reorganization (the “Reorganization Plan”) relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (collectively, the “Funds”). This Proxy Statement/Prospectus provides you with information about the proposed reorganization.

The approximate mailing date of this Proxy Statement/Prospectus is July 27, 2009. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement/Prospectus, will be paid by HL Advisors, the Acquired Fund’s investment adviser. Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Broadridge Financial Solutions, Inc. (“Broadridge”), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Acquired Fund’s investment adviser, and Hartford Life Insurance Company (“Hartford Life”), the administrator for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds’ principal underwriter.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information (“SAI”) dated July 16, 2009 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization Plan and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Company’s Prospectus and Statement of Additional Information dated May 1, 2009, as supplemented (File Nos. 033-03920/811-04615), each of which is incorporated herein by reference and is available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085 Hartford, CT 06102-5085. The Company’s annual report dated December 31, 2008 (File No. 811-04615) also is incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Company from the SEC’s Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the

SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Acquired Fund issues and sells its shares to separate accounts of various insurance companies (the “Separate Accounts”) and certain qualified retirement plans (the “Retirement Plans”). The insurance companies and the Retirement Plans are the shareholders of the Acquired Fund. The Separate Accounts hold shares of the Acquiring Fund which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies (“Contract Owners”) allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted “FOR” the Proposal to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the “Proposal”). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners’ or shareholders’ votes will be voted or the votes will be withheld in accordance with the Contract Owners’ or shareholders’ choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the “control number” that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner’s or shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner’s or shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner’s or shareholder’s instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner’s or shareholder’s vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on July 8, 2009 (the “Record Date”) may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 9,118,482.8567 issued and outstanding shares of the Acquired Fund (consisting of 8,758,580.6881 IA and 359,902.1686 IB shares) as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Acquired Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Abstentions and broker non-vote will not be voted either “FOR” or “AGAINST” the adjournment. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

PROPOSAL

APPROVAL OF THE REORGANIZATION PLAN

GENERAL OVERVIEW

At a meeting held on February 4, 2009, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc. (the “Company”), including a majority of the directors who are not interested persons, approved the following Plan of Reorganization (the “Reorganization Plan”):

•

the proposed reorganization of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”) (each a “Fund”, and together, the “Funds”) (the “Reorganization”).

The Acquired Fund and the Acquiring Fund are both separate series of the Company. This Proxy Statement/Prospectus provides shareholders with information about the Reorganization.

If shareholders of the Acquired Fund approve the proposed Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to each shareholder his or her portion of shares of the Acquiring Fund it receives in the Reorganization. Each shareholder will receive Class IA or Class IB shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA or Class IB shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

Because shareholders of the Acquired Fund, are being asked to approve a transaction that will result in such shareholders holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Company’s Prospectus and Statement of Additional Information dated May 1, 2009, as supplemented, (File No. 033-03920/811-04615) and the Reorganization Plan. A form of the Reorganization Plan is attached hereto as APPENDIX A.

The Proposed Reorganization

At a meeting held on February 4, 2009, each Board approved the Reorganization Plan with respect to the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as of the Closing Date (as described below);
•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the complete liquidation of the Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business on October 2, 2009, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the applicable Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the Acquired Fund and Acquiring Fund

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser, although the Funds have different sub-advisers. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund’s investment objective may be changed without approval of the shareholders of the Fund.

There are differences in the principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund, including:

The Acquired Fund invests at least 80% of its assets in common stocks of large capitalization companies, while the Acquiring Fund invests primarily in common stocks covering a broad range of market capitalizations.

The Acquired Fund and the Acquiring Fund are each subject to active trading risk, foreign investment risk, growth orientation risk, investment strategy risk, large-cap stock risk, risk of loss and stock market risk.

In contrast to the Acquired Fund, investments of the Acquiring Fund can also carry mid-cap stock risk, the risk associated with investing in companies that may potentially be young and have limiting operating or business history, and that potentially rely on narrow product lines and niche markets, causing them to be vulnerable to the consequences of isolated business setbacks.

The Acquired Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, while the Acquiring Fund may invest up to 25% of its assets in such securities.

There are no material differences between the rights of shareholders of the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Objective	Seeks long-term growth of capital.	Seeks capital appreciation.
Principal Investment Strategies

The fund seeks to achieve its goal by investing primarily in stocks that the fund’s sub-adviser believes have superior return potential.

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

The fund may trade securities actively.

Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management Company, LLC (“Wellington Management”) believes have superior growth potential with a focus on mid to large capitalization stocks. The fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The fund may trade securities actively.

Principal Investment Risks (Acquired and Acquiring Funds)

Principal Investment Risks	Acquired Fund	Acquiring Fund
Active Trading Risk	√	√
Foreign Investments Risk	√	√
Growth Orientation Risk	√	√
Investment Strategy Risk	√	√
Large-Cap Stock Risk	√	√
Mid-Cap Stock Risk	−	√
Risk of Loss	√	√
Stock Market Risk	√	√

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

	Acquired Fund	Acquiring Fund
Fundamental investment restrictions	Identical to the Acquiring Fund.	Identical to the Acquired Fund.
Investment Adviser and Advisory Fees

HL Investment Advisors, LLC

HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund’s average daily net assets): 0.65% of the first $500 million; 0.60% of the next $500 million; 0.55% of the next $4 billion; 0.53% of the next $5 billion; 0.52% of the assets over $10 billion.

(For the fiscal year ended December 31, 2008, the Fund paid an advisory fee equal to 0.65% of the Fund’s average daily net assets.)

HL Investment Advisors, LLC

HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund’s average daily net assets): 0.70% of the first $100 million; 0.60% of the next $4.9 billion; 0.5975% of the next $5 billion; 0.595% of the assets over $10 billion.

(For the fiscal year ended December 31, 2008, the Fund paid an advisory fee equal to 0.61% of the Fund’s average daily net assets.)

Sub-Adviser and Sub-Advisory Fees

Hartford Investment Management Company

(“Hartford Investment Management”)

HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management receives monthly compensation from HL Advisors at the annual rates of 0.27% of all assets.
Fund Manager(s)	Hugh Whelan	Michael T. Carmen & Mario E. Abularach
Total Assets (as of December 31, 2008)	$89.4 million	$876.8 million

Reasons for the Reorganization

The Reorganization is being proposed for several reasons. The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The Acquired Fund has experienced a steady outflow of assets. In addition, the Hartford Insurance Companies no longer offer the Acquired Fund to contract owners, making it unlikely that the Acquired Fund will increase assets. The Reorganization is anticipated to provide opportunities to realize greater economies of scale.

HL Investment Advisors, LLC (“HL Advisors”), the Funds’ investment adviser, will bear all costs associated with the Reorganization, except for brokerage fees and brokerage expenses associated with portfolio transactions.

Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund’s outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

After careful consideration, the Board approved the Reorganization Plan. The Board recommends that you vote “FOR” the proposed Reorganization Plan.

Benefits of the Reorganization for the Acquired Fund’s Shareholders

In considering whether to approve the Reorganization Plan, you should note that:

•

The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund’s investment objective is to seek long-term growth of capital. The Acquiring Fund’s investment objective is to seek capital appreciation.

•

Both Funds offer exposure to equity investments believed by the Funds’ sub-advisers to be high quality. The Acquired Fund pursues its investment objective by investing at least 80% of its assets in common stocks of large capitalization companies. The Acquiring Fund pursues its investment objective by investing in a diversified portfolio of common stocks, with a focus on mid to large capitalization stocks. The Acquired Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities and the Acquiring Fund may invest up to 25% of its total assets in such securities. Both Funds may trade securities actively.

•

The Reorganization Plan, if approved, is anticipated to have the effect of lowering total operating expenses for shareholders of the Acquired Fund. The Acquired Fund’s shareholders will be subject to the Acquiring Fund’s fee schedule.

•

The Acquiring Fund and the Acquired Fund are subject to fee schedules with different breakpoint levels. The Acquired Fund is subject to a fee schedule with breakpoints at $500 million, $1 billion, $5 billion and $10 billion. The Acquiring Fund is subject to a fee schedule with breakpoints at $100 million, $5 billion and $10 billion. HL Advisors anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future.

•

The Funds have the same investment adviser, HL Investment Advisors, LLC (“HL Advisors”), which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management, the Acquiring Fund’s sub-adviser, after consummation of the Reorganization.

•	The Acquiring Fund is the larger fund (approximately $876.8 million in assets versus $89.4 million in assets for the Acquired Fund, as of December 31, 2008).
•

The Acquired Fund is no longer offered within Hartford Life’s individual annuity and life insurance products. However, the Acquiring Fund will continue to be offered within Hartford Life’s individual annuity and life insurance products, which leads to greater opportunities for growth and economies of scale than the Acquired Fund, which is not currently offered to contract holders.

•	The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see “More Information Regarding the Acquiring Fund.”
•

The Funds anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization - Tax Considerations.”

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is anticipated that combining the Funds in the manner proposed in the Reorganization Plan may permit shareholders of the Acquiring Fund greater opportunities to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see “More Information Regarding the Acquiring Fund” in this Proxy Statement/Prospectus.

Operating Expenses

The current expenses of each Fund and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2008. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

Annual Fund Operating Expenses (as a percentage of each Fund’s average daily net assets)

Class IA

Shareholder Fees	Hartford LargeCap Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Growth Opportunities HLS Fund[1]
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A	N/A
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.65%	0.61%	0.61%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.01%	0.03%	0.03%
Total operating expenses	0.66%	0.64%	0.64%

Class IB

Shareholder Fees	Hartford LargeCap Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Growth Opportunities HLS Fund[1]
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A	N/A
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.65%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.01%	0.03%	0.03%
Total operating expenses	0.91%	0.89%	0.89%

1 Reflects pro forma amounts if the Reorganization is approved.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund and the Acquiring Fund (after the Reorganization) on a pro forma basis, with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested in the fund and the Acquiring Fund after the Reorganization, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Class IA	1 Year	3 Years	5 Years	10 Years
Hartford LargeCap Growth HLS Fund	$ 67	$ 211	$ 368	$ 822
Hartford Growth Opportunities HLS Fund	$ 65	$ 205	$ 357	$ 798
Hartford Growth Opportunities HLS Fund[1]	$ 65	$ 205	$ 357	$ 798

Class IB	1 Year	3 Years	5 Years	10 Years
Hartford LargeCap Growth HLS Fund	$ 93	$ 290	$ 504	$ 1,120
Hartford Growth Opportunities HLS Fund	$ 91	$ 284	$ 493	$ 1,096
Hartford Growth Opportunities HLS Fund[1]	$ 91	$ 284	$ 493	$ 1,096

1 Reflects pro forma amounts if the Reorganization is approved.

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

The Investment Adviser and Sub-Adviser

HL Advisors has overall responsibility for the management of the Acquiring Fund pursuant to an advisory agreement effective on or about April 30, 2002. For such services, the Acquiring Fund pays an investment advisory fee to HL Advisors and an administrative fee to Hartford Life, monthly at the annual rate of 0.70% of the first $100 million; 0.60% of the next $4.9 billion; 0.5975% of the next $5 billion; 0.595% of the assets over $10 billion. For more information about HL Advisors, see “More Information Regarding the Acquiring Fund - Investment Advisory Arrangements” below.

HL Advisors has entered into a sub-advisory agreement with Wellington Management Company, LLC, (“Wellington Management”) to provide investment advisory services to the Acquiring Fund on or about April 30, 2002 (the “Agreement”). As of December 31, 2008, Wellington Management had approximately $420 billion in assets under management.

Pursuant to the Agreement, Wellington Management furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and HL Advisors. For such services, the Acquiring Fund pays Wellington Management the direct and indirect costs incurred in managing the Acquiring Fund.

The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

Michael T. Carmen, CFA, CPA

•	Senior Vice President and Equity Portfolio Manager of Wellington Management
•	Portfolio manager for the fund since 2001
•	Joined Wellington Management as an investment professional in 1999

Mario E. Abularach, CFA, CMT

•	Vice President and Equity Research Analyst of Wellington Management
•	Involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years
•	Joined Wellington Management as an investment professional in 2001

The Acquiring Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund.

Principal Investment Strategies

Under normal circumstances, the Acquiring Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential with a focus on mid to large capitalization stocks. The fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Acquiring Fund may trade securities actively.

Performance of the Acquired and Acquiring Funds

The bar charts and tables below indicate the risks of investing in the Acquired and Acquiring Funds. The bar charts show how the Funds’ total returns have varied from year to year, while the tables show how the Funds’ performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Any such additional sales charges or other fees will lower the Acquired Fund’s performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Acquired Fund – Hartford LargeCap Growth HLS Fund

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.51% (4th quarter, 1999) and the lowest quarterly return was

-24.69% (4th quarter, 2008).

*       Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending December 31, 2008

	1 year	5 years	10 years
Class IA [1]	-42.96%	-5.60%	-3.05%
Class IB [2]	-43.11%	-5.84%	-3.30%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.27%

Index:

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

2    Class IB shares commenced operations on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

Acquiring Fund – Hartford Growth Opportunities HLS Fund

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter, 1999) and the lowest quarterly return was

-25.44% (4th quarter, 2008).

*       Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending December 31, 2008

	1 year	5 years	10 years
Class IA [1]	-45.66%	1.47%	3.37%
Class IB [2]	-45.80%	1.22%	3.12%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.27%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.33%	-4.01%

Indices:

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

2    Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class IA or Class IB shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to their shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Expenses of the Reorganization

HL Advisors will bear all of the expenses relating to the Reorganization, except brokerage fees and any brokerage expenses associated with portfolio transactions. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund’s registration statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’ proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Board Considerations

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on February 4, 2009. For the reasons discussed below, the Directors, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Directors”), of the Company determined that the interests of the shareholders of the Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

•

The relative growth in assets of the Funds and the anticipated inability of the Acquired Fund to achieve satisfactory asset growth as projected by management. Specifically as of December 31, 2008, the assets of the Acquired Fund were $89.4 million. In contrast, the assets of the Acquiring Fund as of December 31, 2008, were $876.8 million.

•

The Funds have different portfolio management teams and investment processes. The Acquired Fund is managed by a team at Hartford Investment Management, which uses a quantitative multifactor approach to bottom-up stock selection. The Acquiring Fund is managed by a team at Wellington Management, which uses fundamental analysis to identify companies with accelerating operating momentum for purchase.

•	The Funds have the same investment adviser, HL Advisors, which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management.
•

The Acquiring Fund and the Acquired Fund are subject to fee schedules with different breakpoint levels. The Acquired Fund is subject to a fee schedule with breakpoints at $500 million, $1 billion, $5 billion and $10 billion. The Acquiring Fund is subject to a fee schedule with breakpoints at $100 million, $5 billion and $10 billion. However, the Acquired Fund is currently not offered to contract owners, which renders the Acquired Fund unlikely to reach asset levels that would trigger its first fee breakpoint. HL Advisors anticipates that the Reorganization will provide shareholders of the Acquired Fund with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future.

•

The Reorganization will qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization - Tax Considerations.”

•

The expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, including that it is anticipated that shareholders of the Acquired Fund will experience a lower expense ratio as shareholders of the Acquiring Fund.

•	The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see “More Information Regarding the Acquiring Fund.”
•	The terms and conditions of the Reorganization Plan.
•	That the Reorganization will not dilute the interests of the shareholders of the Funds.
•	The costs to be incurred by each Fund and its respective shareholders in connection with the proposed Reorganization.
•	A contract owner may transfer contract values to other investment options under his or her contract if he or she determines not to invest in the Acquiring Fund.

The Board Recommends that shareholders of the Acquired Fund approve the Reorganization Plan.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund and the Acquiring Fund are both separate series of Hartford HLS Series Fund II, Inc. (the “Company”). The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by the Board, which currently consists of nine (9) trustees, seven (7) of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended).

Dividends and Other Distributions

Dividends and distributions may be declared by each Fund’s Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares at the net asset value on the reinvestment date.

Disclosure of Fund Holdings

The Funds will disclose their complete month-end portfolio holdings on the Funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds’ website no earlier than 15 days after the end of each month the ten issuers that constitute the largest portion of each Fund’s assets. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of December 31, 2008, after giving effect to the Reorganization.

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford Growth Opportunities HLS Fund – Acquiring Fund – Class IA	$752,898	$17.05	44,148
Hartford Growth Opportunities HLS Fund – Acquiring Fund – Class IB	$123,883	$16.89	7,334
Hartford LargeCap Growth HLS Fund – Acquired Fund – Class IA	$87,150	$9.88	8,818
Hartford LargeCap Growth HLS Fund – Acquired Fund – Class IB	$2,207	$9.87	224
Hartford Growth Opportunities HLS Fund – Pro Forma - Acquiring Fund including Hartford LargeCap Growth HLS Fund [1]– Class IA	$840,048	$17.05	49,270
Hartford Growth Opportunities HLS Fund – Pro Forma - Acquiring Fund including Hartford LargeCap Growth HLS Fund [1]– Class IB	$126,090	$16.89	7,465

1 Reflects pro forma amounts if the Reorganization is approved. Due to differences in the net asset values of the Funds, the combined IA and IB shares outstanding would decrease by 3,696 and 93, respectively.

GENERAL INFORMATION

Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter

HL Advisors, the Funds’ investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life Insurance Company (“Hartford Life”) is the Acquired and Acquiring Funds’ administrator, Hartford Investor Services Company (“HISC”) is the Acquired and Acquiring Funds’ transfer and dividend disbursing agent, and Hartford Securities Distribution Company (“HSD”) is the Acquired and Acquiring Funds’ principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company (“HASCO”), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut corporation.

Other Business

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about the Funds in the Company’s annual report dated December 31, 2008 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at 1-800-862-6668, or by logging on to www.hartfordinvestor.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about July 27, 2009, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, Broadridge. The estimated cost of retaining Broadridge is approximately $35,000. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner’s or shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy care, and ask for the Contract Owner’s or shareholder’s instructions regarding the Reorganization Plan on which they are eligible to vote. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner’s or shareholder’s instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund’s outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposal

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent meeting (if any) should send their written Proposal to the secretary of the Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to Proposal submitted on an untimely basis.

Beneficial Owners

As of June 30, 2009, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Funds’ shares. As of June 30, 2009, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix C.

As of June 30, 2009, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company’s investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

Information about the Funds

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

To ensure the presence of a quorum at the meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

Edward P. Macdonald

Secretary

Hartford HLS Series Fund II, Inc.

July 16, 2009

P.O. Box 2999

Hartford, Connecticut 06104-2999

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Acquired and Acquiring Funds.

Investment Advisory Arrangements

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the Company’s Directors and officers in the Statement of Additional Information of the Company, dated May 1, 2009. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Hartford Investment Management. The investment adviser also monitors the sub-advisers’ buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL Advisors is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled “Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services” in this section of this Proxy Statement/Prospectus.

The Company may rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the Board and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

Purchase and Redemption of Hartford HLS Fund Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the “Plans”).

Each Hartford HLS Fund has authorized two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund’s net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund’s Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, the transfer agent accrued approximately $1,950,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $850,000 for any Servicing Intermediary.

As of January 1, 2009, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Edgewood Services, Inc. and Retirement Plan Services Company of America; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Advisers LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Principal Life Insurance Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; The 401(k) Company, Inc. (purchased by Charles Schwab & Co.); Charles Schwab Trust Company; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Class IB Shares Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the “Distribution Plan”) for its Class IB shares pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund’s board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

With respect to the Money Market HLS Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding the waivers of 12b-1 fees.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. The value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if the Hartford HLS Fund were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Hartford HLS Fund’s Board of Directors. Generally, each Hartford HLS Fund may use fair valuation in regards to debt securities when a Hartford HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford HLS Money Market Fund’s investments and investments of other Hartford HLS Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

Each fund’s Board of Directors has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. The current policy for each Hartford HLS Fund, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. The Hartford Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund’s shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund’s performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading (i) can force a Hartford HLS Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds’ policy is to discourage investors from trading in a Hartford HLS Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Hartford HLS Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Hartford HLS Funds may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ sub-transfer agent, Hartford Administrative Services Company (“HASCO”) shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the Hartford HLS Funds) for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds’ shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds’ defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Hartford HLS Funds, see “Taxes” in the SAI.

Investment Policy Changes

Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Company’s Board without shareholder approval. To the extent authorized by law, the Company and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004 through December 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any were included, returns would be lower.

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	$32.75	$0.12	$—	$(14.65)	$(14.53)	$(0.10)	$(1.07)	$—	$(1.17)	$(15.70)	$17.05	(45.66)%	$752,898	0.64%	0.64%	0.45%	154%
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)	123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65	1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33	277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05(d)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79(d)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31(d)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02(d)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18	848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89	112,896	0.88	0.88	(0.03)	—

___________

(a)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see page 26.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found on page 26.
#	Information presented relates to a share outstanding throughout the indicated period.

Fees Paid Indirectly

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Growth Opportunities HLS Fund
Class IA Shares	0.63%	0.63%	0.63%	0.58%	0.57%
Class IB Shares	0.88%	0.88%	0.88%	0.84%	0.82%

Payments from Affiliate

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended December 31, 2006	Impact from Payment from (to) Affiliate for Unrestricted Transfers for the Year Ended December 31, 2006	Total Return Excluding Payments from (to) Affiliate for the Year Ended December 31, 2006

Growth Opportunities HLS Fund IA	0.07%	0.02%	11.96%
Growth Opportunities HLS Fund IB	0.07%	0.02%	11.70%

Fund	Impact from Payment for Unrestricted Transfers for the Year Ended December 31, 2005	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2005

Growth Opportunities HLS Fund IA	0.11%	16.20%
Growth Opportunities HLS Fund IB	0.11%	15.91%

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization
Appendix B:	Explanation of Strategies and Risks
Appendix C:	Beneficial Owners

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ______ day of _________, 2009, by Hartford HLS Series Fund II, Inc., a Maryland corporation (the “Company”), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford LargeCap Growth HLS Fund (“Acquiring Fund”) and Hartford Growth Opportunities HLS Fund (“Acquired Fund”), each a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each separate series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.    Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.    The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.    The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.    Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.    Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	Valuation

2.1.    The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.

2.2.    The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.    The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.    All computations of value shall be made by Hartford Life Insurance Company, in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.

3.	Closing and Closing Date

3.1.    The Closing Date shall be __________________, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

3.2.    The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.    The Company shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1.    Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)   The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)   On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)    Since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)   On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date, and has met the diversification and other requirements of section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)   The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”) to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA and Class IB Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)  Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)    For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has met the diversification and other requirements of section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

(k)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)    The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The Class IA and Class IB Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1.    The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.    The Acquired Fund covenants that the Class IA and Class IB Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.    The Company, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement

5.6.    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.    The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.8.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.      All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.      The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.      The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.      The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.      All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.      The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.      The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.      The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.      The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.      The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

8.2.      On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.      All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.      The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.	Indemnification

9.1.      The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.      The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.	Brokerage Fees and Expenses

10.1.    The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement, Survival of Warranties

11.1.    The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14.	Headings, Governing Law, Assignment, Limitation of Liability

14.1.    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HARTFORD HLS SERIES FUND II, INC.,

on behalf of its series,

HARTFORD LARGECAP GROWTH HLS FUND

By:________________________________

Name:_____________________________

Title:______________________________

HARTFORD HLS SERIES FUND II, INC.,

on behalf of its series,

HARTFORD GROWTH OPPORTUNITIES HLS FUND

By:________________________________

Name:_____________________________

Title:______________________________

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

HL INVESTMENT ADVISORS, LLC

By:________________________________

Name:_____________________________

Title:______________________________

APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each Fund’s performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there exists, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock’s price (market risk). In addition, the price of a particular issuer’s stock may decline due to its financial results (financial risk). The Funds may invest in equity securities as part of their principal investment strategy.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of Money Market HLS Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or

B-1

regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Determination of Net Asset Value’’

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for a fund and, therefore could adversely affect the fund’s performance. The funds are not managed to achieve a particular tax result for shareholders.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

B-2

APPENDIX C: BENEFICIAL OWNERS

The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization as of June 30, 2009 are set forth below:

	Hartford LargeCap Growth HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company	425,186.54	5%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IA	Hartford Life & Annuity Insurance Company	571,694.43	7%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IA	Union Security Insurance Company	7,727,395.08	88%
	PO Box 64272
	St. Paul, Minnesota 55164

IB	Hartford Life Insurance Company	231,343.36	65%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IB	Hartford Life & Annuity Insurance Company	124,187.61	35%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

	Hartford Growth Opportunities HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company	7,149,402.01	17%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IA	Hartford Life & Annuity Insurance Company	17,753,930.36	41%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IA	Union Security Insurance Company	17,744,034.59	41%
	PO Box 64272
	St. Paul, Minnesota 55164

IB	Hartford Life Insurance Company	2,469,511.10	37%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

IB	Hartford Life & Annuity Insurance Company	4,097,229.99	61%
	200 Hopmeadow Street
	Simsbury, Connecticut 06089

C-1

PART B

Hartford HLS Series Fund II, Inc.

Statement of Additional Information

July 16, 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Hartford LargeCap Growth HLS Fund a series of Hartford HLS Series Fund II, Inc. P.O. Box 2999 Hartford, CT 06104-2999	Hartford Growth Opportunities HLS Fund a series of Hartford HLS Series Fund II, Inc. P.O. Box 2999 Hartford, CT 06104-2999

This Statement of Additional Information is available to the shareholders of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) in connection with the proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to Hartford Growth Opportunities HLS Fund in exchange for shares of Hartford Growth Opportunities HLS Fund.

This Statement of Additional Information of Hartford Growth Opportunities HLS Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.      The Statement of Additional Information for Hartford HLS Series Fund II, Inc. (the “Company”) dated May 1, 2009 (File Nos. 033-03920/811-04615); and

2.      The Financial Statements of Hartford LargeCap Growth HLS Fund and Hartford Growth Opportunities HLS Fund as included in the Company’s Annual Report filed for the year ended December 31, 2008 (File No. 811-04615).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated July 16, 2009 relating to the transaction may be obtained, without charge, by writing to Hartford HLS Series Fund II, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling 1-800-862-6668. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Shown below are financial statements for the Hartford LargeCap Growth HLS Fund and the Hartford Growth Opportunities HLS Fund (“Acquiring Fund”) and the pro forma Financial Statements for the combined Hartford Growth Opportunities HLS Fund (the “Combined Fund”), assuming the Reorganization is consummated, as of December 31, 2008. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund. The second table presents the Schedule of Investments for each Fund and estimated pro forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund. The tables are followed by the Notes to the pro forma Financial Statements.

Part B-1

The Hartford Growth Opportunities HLS Fund (Acquiring Fund)

Proforma

Combined Schedule of Investments

December 31, 2008 (Unaudited)

(000's Omitted)

			Hartford Growth Opportunities HLS Fund Acquiring Fund		Hartford LargeCap Growth HLS Fund Target Fund		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares	Market Value†	Shares	Market Value†	Shares	Market Value†
Common Stock 95.9%
Banks 1.7%
PNC Financial Services Group, Inc.			105	$ 5,150	—	$ —	105	$ 5,150
Wells Fargo & Co.			373	11,008	—	—	373	11,008
				16,158		—		16,158
Capital Goods 14.5%
3M Co.			—	—	15	834	15	834
Aecom Technology Corp.			510	15,675	—	—	510	15,675	(B)
Boeing Co.			—	—	16	687	16	687
Caterpillar, Inc.			—	—	9	406	9	406
Danaher Corp.			—	—	6	340	6	340
Emerson Electric Co.			—	—	16	587	16	587
Fastenal Co.			—	—	8	265	8	265
Flowserve Corp.			150	7,704	—	—	150	7,704
General Electric Co.			868	14,063	—	—	868	14,063
Graco, Inc.			—	—	13	318	13	318
Honeywell International, Inc.			295	9,692	19	634	314	10,326
Illinois Tool Works, Inc.			240	8,419	—	—	240	8,419
Joy Global, Inc.			—	—	11	249	11	249
Lockheed Martin Corp.			254	21,331	9	797	263	22,128
MSC Industrial Direct Co., Inc.			—	—	9	328	9	328
PACCAR, Inc.			277	7,931	—	—	277	7,931
Pall Corp.			375	10,673	—	—	375	10,673
Precision Castparts Corp.			133	7,881	—	—	133	7,881
Raytheon Co.			216	11,030	—	—	216	11,030
Rolls-Royce Group - C Share Entitlement			49,720	—	—	—	49,720	—	(A)(D)
Rolls-Royce Group plc			869	4,315	—	—	869	4,315
Sunpower Corp.			163	6,020	—	—	163	6,020	(B)
United Technologies Corp.					13	681	13	681
Vestas Wind Systems A/S			151	8,940	—	—	151	8,940	(B)
				133,674		6,126		139,800
Commercial & Professional Services 3.3%
Covanta Holding Corp.			530	11,632	—	—	530	11,632	(B)
Dun & Bradstreet Corp.			—	—	5	386	5	386
Pitney Bowes, Inc.			—	—	18	448	18	448
Republic Services, Inc.			360	8,920	—	—	360	8,920
Stericycle, Inc.			—	—	5	271	5	271	(B)
Tetra Tech, Inc.			426	10,288	—	—	426	10,288	(B)
				30,840		1,105		31,945
Consumer Durables & Apparel 1.8%
Coach, Inc.			—	—	16	334	16	334	(B)
Hasbro, Inc.			—	—	12	359	12	359
Jarden Corp.			624	7,175	—	—	624	7,175	(B)
NIKE, Inc. Class B			—	—	10	494	10	494
Snap-On, Inc.			235	9,262	—	—	235	9,262
				16,437		1,187		17,624
Consumer Services 0.9%
Apollo Group, Inc. Class A			—	—	5	399	5	399	(B)
ITT Educational Services, Inc.			—	—	4	370	4	370	(B)
Las Vegas Sands Corp.			954	5,657	—	—	954	5,657	(B)
McDonald's Corp.			—	—	27	1,692	27	1,692
Strayer Education, Inc.			—	—	2	375	2	375
Yum! Brands, Inc.			—	—	17	529	17	529
				5,657		3,365		9,022
Diversified Financials 4.4%
American Express Co.			—	—	13	245	13	245
Bank of America Corp.			284	4,000	—	—	284	4,000
Charles Schwab Corp.			—	—	23	374	23	374
Deutsche Boerse AG			133	9,657	—	—	133	9,657
Eaton Vance Corp.			—	—	19	410	19	410
Goldman Sachs Group, Inc.			125	10,557	—	—	125	10,557
JP Morgan Chase & Co.			176	5,552	—	—	176	5,552
Polaris Acquisition Corp.			248	2,260	—	—	248	2,260	(B)

Part B-2

			Hartford Growth Opportunities HLS Fund Acquiring Fund		Hartford LargeCap Growth HLS Fund Target Fund		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares	Market Value†	Shares	Market Value†	Shares	Market Value†
SEI Investments Co.			—	—	23	369	23	369
State Street Corp.			233	9,164	—	—	233	9,164
T. Rowe Price Group, Inc.			—		9	319	9	319
				41,190		1,717		42,907
Energy 5.9%
Baker Hughes, Inc.			—	—	10	321	10	321
Consol Energy, Inc.			176	5,042	—	—	176	5,042
ENSCO International, Inc.			—	—	10	272	10	272
EOG Resources, Inc.			114	7,557	—	—	114	7,557
Exxon Mobil Corp.			—	—	24	1,882	24	1,882
Forest Oil Corp.			224	3,695	—	—	224	3,695	(B)
Halliburton Co.			—	—	20	368	20	368
Murphy Oil Corp.			—	—	7	328	7	328
Occidental Petroleum Corp.			141	8,477	20	1,176	161	9,653
Patterson-UTI Energy, Inc.			—	—	31	355	31	355
Schlumberger Ltd.			—	—	31	1,291	31	1,291
Smith International, Inc.			176	4,031	—	—	176	4,031
Transocean, Inc.			147	6,955	8	363	155	7,318	(B)
Ultra Petroleum Corp.			168	5,798	—	—	168	5,798	(B)
Williams Cos., Inc.			—	—	24	346	24	346
XTO Energy, Inc.			256	9,011	—	—	256	9,011
				50,566		6,702		57,268
Food & Staples Retailing 0.4%
Costco Wholesale Corp.			—	—	7	373	7	373
CVS/Caremark Corp.			—	—	19	537	19	537
Sysco Corp.			—	—	17	378	17	378
Walgreen Co.			—	—	15	372	15	372
Wal-Mart Stores, Inc.			—	—	38	2,156	38	2,156
				—		3,816		3,816
Food, Beverage & Tobacco 1.6%
Altria Group, Inc.			—	—	64	956	64	956
Coca-Cola Co.			—	—	32	1,426	32	1,426
H.J. Heinz Co.			—	—	10	392	10	392
Nestle S.A.			222	8,780	—	—	222	8,780
PepsiCo, Inc.			—	—	32	1,778	32	1,778
Philip Morris International, Inc.			—	—	42	1,845	42	1,845
				8,780		6,397		15,177
Health Care Equipment & Services 6.8%
Bard (C.R.), Inc.			—	—	5	438	5	438
Baxter International, Inc.			—	—	17	927	17	927
Becton, Dickinson & Co.			—	—	7	451	7	451
Cardinal Health, Inc.			—	—	10	338	10	338
Covidien Ltd.			293	10,600	—	—	293	10,600
Express Scripts, Inc.			—	—	10	572	10	572	(B)
Intuitive Surgical, Inc.			—	—	2	197	2	197	(B)
McKesson Corp.			431	16,685	—	—	431	16,685
Medco Health Solutions, Inc.			—	—	9	377	9	377	(B)
Medtronic, Inc.			253	7,962	27	843	280	8,805
St. Jude Medical, Inc.			286	9,440	14	456	300	9,896	(B)
Stryker Corp.			—	—	10	388	10	388
UnitedHealth Group, Inc.			210	5,580	—	—	210	5,580
Varian Medical Systems, Inc.			298	10,442	13	440	311	10,882	(B)
				60,709		5,427		66,136
Household & Personal Products 2.4%
Avon Products, Inc.			—	—	16	389	16	389
Church & Dwight Co., Inc.			—	—	8	438	8	438
Clorox Co.			179	9,934	—	—	179	9,934
Colgate-Palmolive Co.			—	—	15	1,022	15	1,022
Herbalife Ltd.			—	—	21	457	21	457
NBTY, Inc.			—	—	16	245	16	245	(B)
Procter & Gamble Co.			—	—	26	1,619	26	1,619
Reckitt Benckiser Group plc			227	8,650	—	—	227	8,650
				18,584		4,170		22,754
Insurance 5.4%
ACE Ltd.			235	12,457	—	—	235	12,457
Aflac, Inc.			—	—	7	316	7	316
AON Corp.			172	7,852	—	—	172	7,852
Marsh & McLennan Cos., Inc.			643	15,611	—	—	643	15,611
Muenchener Rueckversicherungs-Gesellschaft AG			41	6,324	—	—	41	6,324

Part B-3

			Hartford Growth Opportunities HLS Fund Acquiring Fund		Hartford LargeCap Growth HLS Fund Target Fund		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares	Market Value†	Shares	Market Value†	Shares	Market Value†
Travelers Cos., Inc.			212	9,560	—	—	212	9,560
				51,804		316		52,120
Materials 3.6%
CF Industries Holdings, Inc.			—	—	7	344	7	344
Cliff's Natural Resources, Inc.			167	4,272	—	—	167	4,272
Companhia Vale do Rio Doce ADR			516	6,252	—	—	516	6,252
FMC Corp.			333	14,875	—	—	333	14,875
Monsanto Co.			99	6,929	15	1,043	114	7,972
Mosaic Co.			—	—	14	496	14	496
Praxair, Inc.			—	—	7	404	7	404
Terra Industries, Inc.			—	—	18	293	18	293
				32,328		2,580		34,908
Media 1.5%
Comcast Corp. Class A			—	—	26	439	26	439
DirecTV Group, Inc.			—	—	15	349	15	349	(B)
DISH Network Corp.			—	—	18	199	18	199	(B)
DreamWorks Animation SKG, Inc.			345	8,725	—	—	345	8,725	(B)
Focus Media Holdings Ltd. ADR			518	4,707	—	—	518	4,707	(B)
Morningstar, Inc.			—	—	9	316	9	316	(B)
				13,432		1,303		14,735
Pharmaceuticals, Biotechnology & Life Sciences 13.7%
Abott Laboratories			279	14,901	33	1,751	312	16,652
Alkermes, Inc.			325	3,458	—	—	325	3,458	(B)
Amgen, Inc.			201	11,619	—	—	201	11,619	(B)
Amylin Pharmaceuticals, Inc.			397	4,304	—	—	397	4,304	(B)
Auxilium Pharmaceuticals, Inc.			292	8,310	—	—	292	8,310	(B)
Bristol-Myers Squibb Co.			—	—	36	830	36	830
Celgene Corp.			—	—	6	354	6	354	(B)
Cephalon, Inc.			249	19,168	—	—	249	19,168	(B)
Charles River Laboratories International, Inc.			223	5,851	—	—	223	5,851	(B)
Elan Corp. plc ADR			311	1,865	—	—	311	1,865	(B)
Genentech, Inc.			—	—	11	908	11	908	(B)
Genzyme Corp.			—	—	4	265	4	265	(B)
Gilead Sciences, Inc.			—	—	20	1,028	20	1,028	(B)
Johnson & Johnson			—	—	18	1,084	18	1,084
Merck & Co., Inc.			—	—	17	523	17	523
Millipore Corp.			—	—	8	386	8	386	(B)
Perrigo Co.			—	—	11	359	11	359
Pharmaceutical Product Development, Inc.			353	10,242	13	363	366	10,605
Schering-Plough Corp.			1,120	19,075	24	407	1,144	19,482
Shionogi & Co., Ltd.			479	12,368	—	—	479	12,368
Teva Pharmaceutical Industries Ltd. ADR			284	12,069	—	—	284	12,069
Waters Corp.			—	—	7	246	7	246	(B)
Watson Pharmaceuticals, Inc.			—	—	23	614	23	614	(B)
				123,230		9,118		132,348
Real Estate 0.6%
Kimco Realty Corp.			331	6,056	—	—	331	6,056

Retailing 5.0%
Amazon.com, Inc.			—	—	11	539	11	539	(B)
AutoZone, Inc.			—	—	3	418	3	418	(B)
Best Buy Co., Inc.			396	11,120	—	—	396	11,120
Big Lots, Inc.			—	—	16	225	16	225	(B)
Gap, Inc.			886	11,866	21	285	907	12,151
Kohl's Corp.			249	9,010	11	387	260	9,397	(B)
Limited Brands, Inc.			—	—	26	263	26	263
Staples, Inc.			723	12,953	—	—	723	12,953
Target Corp.			—	—	17	573	17	573
TJX Cos., Inc.			—	—	12	243	12	243
Urban Outfitters, Inc.			—	—	25	373	25	373	(B)
				44,949		3,306		48,255
Semiconductors & Semiconductor Equipment 0.3%
Altera Corp.			—	—	23	391	23	391
Applied Materials, Inc.			—	—	36	368	36	368
Intel Corp.			—	—	111	1,627	111	1,627
Texas Instruments, Inc.			—	—	34	526	34	526
				—		2,912		2,912
Software & Services 13.1%
Accenture Ltd. Class A			327	10,726	11	367	338	11,093

Part B-4

			Hartford Growth Opportunities HLS Fund Acquiring Fund		Hartford LargeCap Growth HLS Fund Target Fund		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Shares	Market Value†	Shares	Market Value†	Shares	Market Value†
Adobe Systems, Inc.			—	—	15	315	15	315	(B)
Autodesk, Inc.			—	—	17	340	17	340	(B)
Automatic Data Processing, Inc.			—	—	12	453	12	453
Baidu.com ADR			20	2,624	—	—	20	2,624	(B)
BMC Software, Inc.			548	14,755	—	—	548	14,755	(B)
Cognizant Technology Sloutions Corp.			—	—	21	383	21	383	(B)
eBay, Inc.			—	—	38	534	38	534	(B)
Electronic Arts, Inc.			418	6,710	—	—	418	6,710	(B)
Google, Inc.			14	4,338	6	1,897	20	6,235	(B)
Intuit, Inc.			—		22	523	22	523	(B)
MasterCard, Inc.			—		4	501	4	501
McAfee, Inc.			475	16,403	—	—	475	16,403	(B)
Microsoft Corp.			631	12,259	190	3,703	821	15,962
Nintendo Co., Ltd.			37	14,129	—	—	37	14,129
Oracle Corp.			—	—	89	1,582	89	1,582	(B)
Paychex, Inc.			—	—	20	520	20	520
Red Hat, Inc.			851	11,249	26	337	877	11,586	(B)
Sohu.com, Inc.			—	—	8	384	8	384	(B)
Visa, Inc.			182	9,551	7	341	189	9,892
Western Union Co.			744	10,674	31	451	775	11,125
Yahoo!, Inc.			—		26	322	26	322	(B)
				113,418		12,953		126,371
Technology Hardware & Equipment 5.5%
Agilent Technologies, Inc.			—	—	14	223	14	223	(B)
Apple, Inc.			—	—	21	1,754	21	1,754	(B)
Cisco Systems, Inc.			—	—	145	2,362	145	2,362	(B)
Corning, Inc.			425	4,049	40	380	465	4,429
Dell, Inc.			375	3,840	47	478	422	4,318	(B)
EMC Corp.			—	—	28	294	28	294	(B)
FLIR Systems, Inc.			514	15,757	10	307	524	16,064	(B)
Hewlett-Packard Co.			289	10,488	56	2,045	345	12,533
International Business Machines Corp.			—	—	29	2,430	29	2,430
Juniper Networks, Inc.			—	—	29	503	29	503	(B)
NetApp, Inc.			475	6,639	—	—	475	6,639	(B)
Qualcomm, Inc.			—	—	43	1,535	43	1,535
				40,773		12,311		53,084
Telecommunication Services 1.8%
MetroPCS Communications, Inc.			1,153	17,126	—	—	1,153	17,126	(B)

Transportation 1.7%
Burlington Northern Santa Fe Corp.			—	—	8	575	8	575
CSX Corp.			—	—	10	338	10	338
Delta Air Lines, Inc.			814	9,330	—	—	814	9,330	(B)
Norfolk Southern Corp.			—	—	6	273	6	273
Ryanair Holdings plc ADR			154	4,485	—	—	154	4,485	(B)
Union Pacific Corp.			—	—	11	545	11	545
United Parcel Service, Inc. Class B			—	—	11	579	11	579
				13,815		2,310		16,125
Utilities 0.0%
AES Corp.			—	—	50	409	50	409	(B)

Total Common Stock				$ 839,526		$ 87,530		$ 927,056

Exchange Traded Funds 1.1%
S & P 500 Depositary Receipt			117	$ 10,567	—	$ —	117	$ 10,567
iShares Russell 1000			—	—	9	315	9	315
Total exchange traded funds				10,567		315		10,882
Total long-term investments 97.0%				$ 850,093		$ 87,845		$ 937,938

Part B-5

			Hartford Growth Opportunities HLS Fund Acquiring Fund		Hartford LargeCap Growth HLS Fund Target Fund		Proforma Combined
Security Description	Coupon Rate	Maturity Date	Principal Amount	Market Value†	Principal Amount	Market Value†	Principal Amount	Market Value†

Short-Term Investments 3.4%
Repurchase Agreements 3.1%
Banc of America Securities Joint Repurchase Agreement dated 12/31/2008, maturity amount of $22, (collateralized by U.S. Treasury Note 4.50%, 2009, value of $23)	0.03%	1/2/2009	$ 22	$ 22	$ —	$ —	$ 22	$ 22
Banc of America Securities TriParty Joint Repurchase Agreement dated 12/31/2008, maturity amount of $9,649, (collateralized by FNMA 5.00%, 2035-2038, value of $9,842)	0.08%	1/2/2009	9,649	9,649	—	—	9,649	9,649
BNP Paribas Securities Corp. Repurchase Agreement dated 12/31/2008, maturity amount of $649 (collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $656)	0.01%	1/2/2009	—	—	649	649	649	649
Credit Suisse Secutities TriParty Joint Repurchase Agreement dated 12/31/2008 maturity amount of $424 (collateralized by FNMA 4.50%-9.00%, 2009-2038, value of $433)	0.07%	1/2/2009	424	424	—	—	424	424
Deutsche Bank Securities TriParty Joint Repurchase Agreement dated 12/31/2008, maturity amount of $9,331 (collateralized by FHLMC 5.00% - 5.50%, 2038, value of $9,517)	0.10%	1/2/2009	9,330	9,330	—	—	9,330	9,330
JP Morgan Chase & Co. TriParty Joint Repurchase Agreement dated 12/31/2008, maturity amount of $8,589 (collateralized by FNMA 4.50% - 7.50%, 2009 - 2039, value of $8,760)	0.05%	1/2/2009	8,589	8,589	—	—	8,589	8,589
RBS Greenwich Capital Markets Repurchase Agreement dated 12/31/2008, maturity amount of $431 (collateralized by U.S. Treasury Note 3.13%, 2013, value of $438)	0.03%	1/2/2009	—	—	431	431	431	431
UBS Securities, Inc. Repurchase Agreement dated 12/31/2008, maturity amount of $100 (collateralized by U.S. Treasury Bond 5.50%, 2028, value of $100)	0.02%	1/2/2009	—	—	100	100	100	100
UBS Securities, Inc. TriParty Joint Repurchase Agreement dated 12/31/2008, maturity amount of $1,166 (collateralized by FNMA 4.50%-6.00%, 2023-2037, value of $1,190)	0.07%	1/2/2009	1,166	1,166	—	—	1,166	1,166
				29,180		1,180		30,360
U.S. Treasury Bills 0.3%
	0.01%	1/15/2009	—	—	60	60	60	60	(C)(E)
	0.96%	1/22/2009	2,998	3,000	—	—	2,998	3,000	(C)
				3,000		60		3,060

Total short-term investments				$ 32,180		$ 1,240		$ 33,420

Total investments in securities 100.4%				$ 882,273		$ 89,085		$ 971,358

Total cost of securities				$ 1,108,206		$ 111,296		$ 1,219,502

_______________

Note:

Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.92% of total net assets at December 31, 2008.

(A)

The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors at December 31, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Part B-6

(B)	Currently non-income producing.

(C)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(D)

The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

	Period Acquired	Shares/Par	Security	Cost Basis
Hartford Growth Opportunities HLS Fund	05/2008	49,720	Rolls-Royce Group - C Share Entitlement	$ 150

The aggregate value of these securities at December 31, 2008 rounds to zero.

(E)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

	Description	Number of Contract *	Position	Expiration Month	Unrealized Appreciation/ Depreciation
Hartford LargeCap Growth HLS Fund	90 Day Euro Futures	26	Long	Mar 2009	$ 27

* The number of contracts does not omit 000's.

Cash of $62 was pledged as initial margin deposit for the open futures contracts at December 31, 2008.

†	See Notes to Financial Statements regarding valuation of securities.

The Notes of the Pro Forma Financial Statements are an integral part of these Pro Forma Financial Statements.

Part B-7

Proforma Statement of Assets and Liabilities

As of December 31, 2008

Hartford Growth Opportunities HLS Fund (Acquiring)

Hartford LargeCap Growth HLS Fund (Target)

(Unaudited, 000’s omitted)

	Hartford Growth Opportunities HLS Fund	Hartford LargeCap Growth HLS Fund		Proforma Adjustments		Proforma Combined
Assets:
Investments in securities, at value @	$ 882,273	$ 89,085		$ -		$ 971,358
Cash	-	63	A	-		$ 63
Receivables:
Fund shares sold	423	80		-		503
Dividends and interest	996	146		-		1,142
Variation Margin	-	15		-		15
Other assets	3	-		-		3
Total assets	883,695	89,389		-		973,084

Liabilities:
Payables:
Investment securities purchased	5,455	-		-		5,455
Fund shares redeemed	1,245	7		-		1,252
Investment advisory and management fees	113	12		-		125
Distribution fees	6	-		-		6
Accrued expenses	95	13		-		108
Total liabilities	6,914	32		-		6,946
Net assets	$ 876,781	$ 89,357		$ -		$ 966,138

Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,364,683	$ 181,087		$ -		1,545,770
Accumulated undistributed (distribution in excess of ) net investment income (loss)	588	20		-		608
Accumulated net realized gain (loss) on investments	(262,557)	(69,566)		-		(332,123)
Unrealized appreciation (depreciation) of investments	(225,933)	(22,184)		-		(248,117)
Net assets	$ 876,781	$ 89,357		$ -		$ 966,138

Shares authorized	700,000	700,000				700,000
Par value	$ 0.001	$ 0.001				$ 0.001

Class A: Net asset value per share	$17.05	$9.88				$17.05
Shares outstanding	44,148	8,818		(3,696)	B	49,270
Net assets	$ 752,898	$ 87,150		$ -		$ 840,048

Class B: Net asset value per share	$16.89	$9.87				$16.89
Shares outstanding	7,334	224		(93)	B	7,465
Net assets	$ 123,883	$ 2,207		$ -		$ 126,090

@ Cost of securities	$ 1,108,206	$ 111,296		$ -		$ 1,219,502

A Cash of $62 is pledged as collateral for open futures contracts
B Reflects decrease in shares due to differences in the net asset values of the funds.

The Notes of the Pro Forma Financial Statements are an Integral Part of These Pro Forma Financial Statements.

Part B-8

Proforma Statement of Operations

As of December 31, 2008

Hartford Growth Opportunities HLS Fund (Acquiring)

Hartford LargeCap Growth HLS Fund (Target)

(Unaudited, 000’s omitted)

	Hartford Growth Opportunities HLS Fund	Hartford LargeCap Growth HLS Fund	Proforma Adjustments		Proforma Combined
Investment Income:
Dividends	$ 13,325	$ 1,714	$ -		$ 15,039
Interest	546	5	-		551
Securities lending	689	156	-		845
Less: Foreign tax withheld	(327)	-	-		(327)
Total investment income, net	14,233	1,875	-		16,108
Expenses:
Investment management and advisory fees	7,929	852	(65)	A	8,716
Distribution fees - Class IB	501	1	-		502
Custodian fees	175	7	(2)	B	180
Board of Directors' fees	26	3	-		29
Other expenses	163	2	(8)	B	157
Total expenses (before fees paid indirectly)	8,794	865	(75)		9,584
Commission recapture	(104)	-	-		(104)
Custodian fee offset	(1)	-	-		(1)
Total fees paid indirectly	(105)	-	-		(105)
Total expenses, net	8,689	865	(75)		9,479
Net investment income	5,544	1,010	75		6,629
Net Realized Loss on Investments:
Net realized loss on investments	(260,841)	(42,170)	-		(303,011)
Net realized gain (loss) of futures contracts	(287)	35	-		(252)
Net realized gain (loss) on foreign currency transactions	(331)	-	-		(331)
Net Realized Loss on Investments:	(261,459)	(42,135)	-		(303,594)
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(494,265)	(27,057)	-		(521,322)
Net unrealized appreciation (depreciation) of futures contracts	-	27	-		27
Net Changes in Unrealized Depreciation of Investments:	(494,265)	(27,030)	-		(521,295)
Net Gain on Investments:	(755,724)	(69,165)	-		(824,889)
Net Decrease in Net Assets Resulting from Operations	$ (750,180)	$ (68,155)	$ 75		$ (818,260)

A.	Based on contract in effect for the surviving fund.
B.	Decrease due to the elimination of duplicative expenses achieved by merging the funds.

The Notes of the Pro Forma Financial Statements are an Integral Part of These Pro Forma Financial Statements.

Part B-9

Acquiring Fund

Pro Forma Notes to Combining Financial Statements

December 31, 2008

(Unaudited, 000's omitted)

1)	Description of the Fund

The Acquiring Fund, Hartford Growth Opportunities HLS Fund, ("Acquiring Fund") a series of Hartford Series Fund, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Acquiring Fund consists of two classes of shares: Class IA and Class IB. Each class is offered at net asset value without a sales charge and is subject to the expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2)	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund, Hartford LargeCap Growth HLS Fund, ("Target Fund"), a series of Hartford HLS Series Fund II, Inc., by Acquiring Fund as if such acquisition had taken place as of December 31, 2008.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the three months ended March 31, 2008. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of December 31, 2008.

3)	Significant Accounting Policies

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)

Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)

Security Valuation and Investment Income - The Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign

Part B-10

markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of foreign markets proxies (e.g., futures contracts, ADR’s, ETF’s) after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. The value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the per share net asset value (“NAV”) of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by that Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Part B-11

4)	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination

Class IA	44,148	(3,696)	49,270
Class IB	7,334	(93)	7,465

5)	Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Part B-12

PART C

OTHER INFORMATION

Item 15.      Indemnification

          The relevant portion of Article V of the Articles of Incorporation provides:

(f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.      Exhibits

1(i).	Amended and Restated Articles of Incorporation (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

1.(ii)	Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post- Effective Amendment #31 filed on November 27, 2002)

1.(iii)	Articles Supplementary (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

1.(iv)	Articles of Amendment, dated December 11, 2006 (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

2.	By-Laws (incorporated by reference to Post-Effective Amendment #37 filed on May 27, 2004)

3.	Not Applicable

4.	Form of Plan of Reorganization is incorporated herein as Exhibit A to the Proxy Statement/Prospectus

5.	Not Applicable

6.(i)	Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

6.(ii)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

6.(iii)	Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

6.(iv)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

6.(v)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment #52 filed on April 30, 2009)

6.(vi)	Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

6.(vii)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated November 13, 2006 (SmallCap Growth) (incorporated by reference to Post- Effective Amendment #50 filed on April 29, 2008)

6.(viii)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated November 13, 2006 (Blue Chip Stock) (incorporated by reference to Post-Effective Amendment #50 filed on April 29, 2008)

6.(ix)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated December 4, 2006 (MidCap Stock) (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

6.(x)	Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

6.(xi)	First Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #47 filed on February 14, 2007)

6.(xii)	Second Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

6.(xiii)	Third Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

6.(xiv)	Investment Sub-Advisory Agreement with Kayne, Anderson, Rudnick Investment Management (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

6.(xv)	Interim Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

6.(xvi)	Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

6.(xvii)	Investment Sub-Advisory Agreement with SSgA Funds Management Inc. (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

7.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

7.(ii)	Amendment to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #32 filed on January 24, 2003)

8.	Not Applicable

9.	Master Custodian Contract (incorporated by reference to Post-Effective Amendment #48 filed on April 30, 2007)

10.(i)	Distribution Plan – Class IB Shares (incorporated by reference to Post-Effective Amendment #50 filed on April 29, 2008)

10.(ii)	Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

11.

Opinion and Consent of Counsel as to legality of the securities being registered (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009)

12.	Form of Opinion and Consent of Dechert LLP as to tax matters (filed herewith)

13.(i)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

13.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

13.(iii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

13.(iv)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

13.(v)	Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

13.(vi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

14.	Consent of Independent Registered Public Accounting Firm (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009)

15.	Not Applicable

16.	Power of Attorney dated February 4, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009)

17.	(i) Form of Proxy Card (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009)

17.	(ii) Form of Voting Instruction Card (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009)

Item 17.      Undertakings

1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 17th day of July, 2009.

HARTFORD HLS SERIES FUND II, INC.

By: /s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert M. Arena, Jr.	President and Chief Executive Officer	July 17, 2009
Robert M. Arena, Jr.

/s/ Tamara L. Fagely	Controller & Treasurer	July 17, 2009
Tamara L. Fagely	(Chief Accounting Officer & Chief Financial
Officer)

*	Director	July 17, 2009
Lynn S. Birdsong

*	Chairman of the Board and Director	July 17, 2009
Robert M. Gavin, Jr.

*	Director	July 17, 2009
Duane E. Hill

*	Director	July 17, 2009
Sandra S. Jaffee

*	Director	July 17, 2009
William P. Johnston

*	Director	July 17, 2009
Lemma W. Senbet

*	Director	July 17, 2009
Phillip O. Peterson
*	Director	July 17, 2009
Lowndes A. Smith

/s/ Edward P. Macdonald		July 17, 2009
* By Edward P. Macdonald
Attorney-in-fact

* Pursuant to Power of Attorney dated February 4, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-159997) filed on June 16, 2009).

EXHIBIT INDEX

Exhibit No.

     12.           Opinion and Consent of Dechert LLP as to tax matters